POWER OF ATTORNEY

The undersigned Trustee of Schwartz Investment Trust (the “Trust”), an Ohio business trust, hereby constitutes and appoints George P. Schwartz, Matthew J. Van Wormer and Wade R. Bridge, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the Ave Maria Opportunity Fund series of the Trust into the Ave Maria Catholic Values Fund series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

/s/ Louis C. Bosco, Jr.
Louis C. Bosco, Jr., Trustee

POWER OF ATTORNEY

The undersigned Trustee of Schwartz Investment Trust (the “Trust”), an Ohio business trust, hereby constitutes and appoints George P. Schwartz, Matthew J. Van Wormer and Wade R. Bridge, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the Ave Maria Opportunity Fund series of the Trust into the Ave Maria Catholic Values Fund series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

/s/ Donald J. Dawson, Jr.
Donald J. Dawson, Jr. Trustee

POWER OF ATTORNEY

The undersigned Trustee of Schwartz Investment Trust (the “Trust”), an Ohio business trust, hereby constitutes and appoints George P. Schwartz, Matthew J. Van Wormer and Wade R. Bridge, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the Ave Maria Opportunity Fund series of the Trust into the Ave Maria Catholic Values Fund series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

Joseph M. Grace
Joseph M. Grace, Trustee

POWER OF ATTORNEY

The undersigned Trustee of Schwartz Investment Trust (the “Trust”), an Ohio business trust, hereby constitutes and appoints George P. Schwartz, Matthew J. Van Wormer and Wade R. Bridge, and each of them singly, attorneys for the undersigned and in his name, place and stead, to execute and file any registration statements on Form N-14 relating to the reorganization of the Ave Maria Opportunity Fund series of the Trust into the Ave Maria Catholic Values Fund series of the Trust, and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940,  hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2015.

John J. McHale, Jr.
John J. McHale, Jr., Trustee